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                                                                November 8, 2001


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs and Mesdames:

      IndyMac Bancorp, Inc., a Delaware corporation (the "COMPANY"), and its subsidiary IndyMac Capital Trust I, a statutory business trust organized under the Delaware Business Trust Act (the "DELAWARE ACT") (the "TRUST" and, together with the Company, the "OFFERORS"), propose to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS"), represented by Morgan Stanley & Co. Incorporated (the "MANAGER"), an aggregate of 3,500,000 Warrants and Income Redeemable Equity Securities ("WIRES") units (the "FIRM Units") pursuant to a Unit Agreement to be dated November 14, 2001 (the "UNIT AGREEMENT") among the Trust, the Company, The Bank of New York, as unit agent (in such capacity, the "UNIT AGENT"), The Bank of New York, as warrant agent (in such capacity, the "WARRANT AGENT"), and Wilmington Trust Company, as property trustee (in such capacity, the "PROPERTY TRUSTEE"). In addition, the Trust and the Company propose to grant to the Underwriters an option (the "OPTION") to purchase up to an additional 500,000 Units (the "ADDITIONAL UNITS" and, together with the Firm Units, the "UNITS").

      Each Unit will consist of a preferred security (liquidation preference $50 per security) of the Trust (each, a "TRUST PREFERRED SECURITY") and a warrant (each, a "WARRANT") issued by the Company, to purchase at any time prior to the close of business on September 15, 2031, 1.5972 shares (subject to antidilution adjustments) of common stock of the Company ("COMMON STOCK").

      The Company will issue the Warrants pursuant to a Warrant Agreement to be dated November 14, 2001 (the "WARRANT AGREEMENT") between the Company and the Warrant Agent. Under certain circumstances, the Trust Preferred Securities may be remarketed pursuant to a Remarketing Agreement to be dated November 14, 2001 (the "REMARKETING AGREEMENT") among the Trust, the Company and the Manager.

      The Offerors propose that the Trust issue the Trust Preferred Securities pursuant to an amended and restated trust agreement, by Wilmington Trust Company, as Property Trustee and Delaware Trustee, the administrative trustees named therein (the "ADMINISTRATIVE TRUSTEES") and the Company and by the holders from time to time of undivided beneficial interests in the Trust (the
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"TRUST AGREEMENT"). The Trust Preferred Securities will be guaranteed by the
Company (the "GUARANTEE") as set forth in a Guarantee Agreement (the "GUARANTEE AGREEMENT"), to be dated November 14, 2001, between the Company and The Bank of New York, as trustee (the "GUARANTEE TRUSTEE").

      The proceeds of the sale of the Trust Preferred Securities will be used to purchase junior subordinated deferrable interest debentures (the "JUNIOR SUBORDINATED DEBENTURES") issued by the Company pursuant to that certain Indenture, to be dated November 14, 2001 (the "ORIGINAL INDENTURE"), as supplemented by the First Supplemental Indenture, to be dated November 14, 2001 (the "SUPPLEMENTAL INDENTURE" and, together with the Original Indenture, the "INDENTURE"), between the Company and The Bank of New York, as trustee (the "INDENTURE TRUSTEE").

      The Offerors have filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Units, the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the "EXERCISE SHARES"), the Trust Preferred Securities, the Junior Subordinated Debentures and the Guarantee (collectively, the "SECURITIES") and have filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The term "REGISTRATION STATEMENT" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "BASIC PROSPECTUS" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "PRELIMINARY PROSPECTUS" means a preliminary prospectus supplement specifically relating to the Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT," "AMENDMENT" and "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Offerors with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

      The Unit Agreement, the Trust Agreement, the Indenture, the Warrant Agreement, the Guarantee Agreement and the Remarketing Agreement are referred to herein collectively as the "OPERATIVE DOCUMENTS".

      1. Representations and Warranties. The Offerors jointly and severally represent and warrant to and agree with each of the Underwriters that:

            (a) The Registration Statement has become effective; no stop order suspending he effectiveness of the Registration Statement is in

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effect, and no proceedings for such purpose are pending before or, to the knowledge of the Offerors, threatened by the Commission.

            (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes a Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

            (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or a wholly

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owned subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims.

            (e) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with full trust power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and is authorized to do business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by the Trust Agreement and described in the Prospectus; the Trust is not a party to or otherwise bound by any agreement other than this Agreement and those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

            (f) The Company is duly registered as a savings and loan holding company under the Home Owners' Loan Act (the "HOL ACT") supervised to the extent provided therein by the Office of Thrift Supervision (the "OTS"). IndyMac Bank, F.S.B. (the "BANK") is a capital stock savings association having a valid charter from the federal government of the United States. The Bank is a member in good standing of the Federal Home Loan Bank of San Francisco.

            (g) All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, were offered and sold in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any of the Securities or the common securities of the Trust held by the Company (the "COMMON SECURITIES"). Neither the filing of the Registration Statement nor the registration of the Securities gives rise to any rights for or relating to the registration of any capital stock or other securities of the Company or the Trust. Each of the Company and the Trust has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

            (h) The Exercise Shares have been duly authorized and reserved for issuance upon exercise of the Warrants and conform in all material respects to the description thereof in the Prospectus; and all Exercise Shares, when issued and delivered upon such exercise in accordance with the terms of the Warrant Agreement and, assuming payment for such Exercise Shares in the manner contemplated by the Warrant Agreement and Unit Agreement, will be validly issued, fully paid and nonassessable.

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            (i) This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

            (j) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act. Each of the Operative Agreements has been duly authorized, executed and delivered by each Offeror that is a party to such agreement and is a valid and binding agreement of such Offeror, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

            (k) The Units have been duly authorized and, when issued, executed and authenticated in accordance with the provisions of the Unit Agreement, the Warrant Agreement and the Trust Agreement (collectively, the "UNIT AGREEMENTS") and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be entitled to the benefits of the Unit Agreements, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be valid and binding obligations of the Company and the Trust, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

            (l) The Warrants have been duly authorized and, when issued, executed and authenticated in accordance with the provisions of the Warrant Agreement and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be entitled to the benefits of the Unit Agreements, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

            (m) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to all statements relating thereto contained in the Prospectus; and at the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, pledge, lien, encumbrance, claim or equity.

            (n) The Trust Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement and


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will conform in all material respects to the statements relating thereto contained in the Prospectus; and holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

            (o) The Junior Subordinated Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust in accordance with the terms of the Trust Agreement, will be entitled to the benefits of the Indenture, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be owned by the Trust, free and clear of any security interest, pledge, lien, encumbrance, claim or equity.

            (p) The Guarantee has been duly authorized and, when issued, executed and authenticated in accordance with the provisions of the Guarantee Agreement and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be entitled to the benefits of the Guarantee Agreements, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

            (q) The Operative Agreements are in substantially the respective forms filed as exhibits to the Registration Statement.

            (r) The Company's obligations under the Guarantee are subordinated and junior in right of payment to all Senior and Subordinated Debt (as defined in the Indenture) of the Company.

            (s) The Junior Subordinated Debentures are subordinate and junior in right of payment to all Senior and Subordinated Debt of the Company.

            (t) Each of the Administrative Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

            (u) The execution and delivery by the Company and/or the Trust of, and the performance by the Company and the Trust of their respective obligations under, this Agreement, the Operative Agreements, the Securities and the Common Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the certificate of trust of the Trust or any agreement or other instrument binding


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upon the Trust or the Company or any of its subsidiaries that is material to the
Trust or the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the Trust or any subsidiary of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Trust of its respective obligations under this Agreement, the Operative Agreements, the Securities and the Common Securities.

            (v) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

            (w) There are no legal or governmental proceedings pending or threatened to which the Trust or the Company or any of its subsidiaries is a party or to which any of the properties of the Trust or the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

            (x) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

            (y) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Unit Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (z) The Units have been approved for listing upon notice of issuance on the New York Stock Exchange.

            (aa) The Offerors have not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.


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            (bb) The deposit accounts of the Bank are insured by the Federal
Deposit Insurance Corporation (the "FDIC") to the extent provided by law. No proceeding for the termination of such insurance is pending or , to the knowledge of the Company, is threatened. Neither the Company nor any subsidiary has received or is subject to any directive, order or supervisory agreement or arrangement from the OTS, the FDIC or any other regulatory authority to make any material change in the method of conducting their respective businesses that has not been complied with in all material respects.

            (cc) No report or application filed by the Company or any of its subsidiaries with the OTS, the FDIC or any other regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the OTS, the FDIC or any other regulatory authority, as the case may be.

            (dd) The Offerors meet all of the requirements for the use of Form S-3 to register the Trust Preferred Securities, the Guarantee and the Junior Subordinated Debentures under the Act.

      2. Agreements to Sell and Purchase. The Offerors hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Offerors at $48.50 per Unit (the "PURCHASE PRICE") the number of Firm Units from the Offerors set forth in Schedule I opposite the name of such Underwriter. Further pricing terms of the Units and the Junior Subordinated Debentures are set forth on Schedule II.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Offerors agree to sell to the Underwriters the Additional Units in the aggregate, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 500,000 Additional Units at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Offerors in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Units to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Units may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Units. If any Additional Units are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Units (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Units to be purchased as the number of Firm Units set forth


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in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.

      The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Units, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Units, the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Units to be sold hereunder; (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which option, warrant or security the Underwriters have been advised in writing; (C) grants in the ordinary course of business by the Company of options or shares of Common Stock to employees and directors; and (D) the Direct Stock Purchase Plan of the Company, of which the Underwriters have been advised.

      3. Terms of Public Offering. The Offerors are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Units as soon after the Registration Statement and this Agreement have become effective as in the Manager's judgment is advisable. The Offerors are further advised by the Manager that the Units are to be offered to the public initially at $50 per security (the "PUBLIC OFFERING PRICE") and that any Underwriter may allow a concession, not in excess of $.90 per Unit, to any Underwriter or to certain other dealers.

      4. Payment and Delivery. Payment for the Firm Units shall be made to the Offerors in Federal or other funds immediately available in New York City against delivery of such Units for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on November 14, 2001, or at such other time on the same or such other date, as shall be designated in writing by the Manager. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

      Payment for any Additional Units shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Units for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in
Section 2 or at such other time on the same or on such other date, in any event not later than December 8, 2001, as shall be designated in writing by you. The time


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and date of such payment are hereinafter referred to as the "OPTION CLOSING
DATE".

      Certificates for the Firm Units and the Additional Units shall be in definitive form and registered in such names and in such denominations as the Manager shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Units and the Additional Units shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Units to the Underwriters duly paid, against payment of the Purchase Price therefor.

      5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters are subject to the following conditions:

            (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

            (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Offerors' securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

            (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Trust or the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Units on the terms and in the manner contemplated in the Prospectus.

      The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

            (b) (i) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.


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            (ii) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an Administrative Trustee of the Trust, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Trust contained in this Agreement are true and correct as of the Closing Date and that the Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

            (c) The Underwriters shall have received on the Closing Date an opinion of Mayer, Brown & Platt, outside counsel for the Company, dated the Closing Date, to the effect that:

            (i) the Company is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (ii) each "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X) of the Company is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (iii) this Agreement has been duly authorized, executed and delivered by the Company;

            (iv) each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

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            (v) each of the Unit Agreement, the Warrant Agreement and the
      Remarketing Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery by the Underwriters, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

            (vi) the Company has an authorized capitalization as set forth in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned of record and, to the best of such counsel's knowledge, beneficially by the Company, either directly or indirectly, free and clear of all liens, encumbrances, equities or claims.

            (vii) the shares of Common Stock initially issuable upon exercise of the Warrants have been duly reserved for issuance, and such shares, when issued in accordance with the Warrant Agreement, will be validly issued, fully paid and nonassessable;

            (viii) the Bank has been duly chartered under federal law to conduct the business of a savings association and the Company has all necessary corporate and regulatory power and authority to own the capital stock of the Bank. The deposit accounts of the Bank are insured by the FDIC to the extent permitted by law. The Company is registered as a savings and loan holding company under HOL Act. The Company and the Bank have all necessary consents and approvals under applicable federal laws and regulations relating to savings associations and savings and loan holding companies ("SAVINGS BANK LAWS") to own their respective assets and carry on their respective businesses as currently conducted;

            (ix) all of the issued and outstanding Common Securities of the Trust will be owned by the Company on the Closing Date free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right;

            (x) The Junior Subordinated Debentures are subordinate and junior in right of payment to all "Senior and Subordinated Debt" (as defined in the Indenture) of the Company;

            (xi) the Junior Subordinated Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust in accordance with the terms of the Trust Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to or affecting creditors' rights generally;

            (xii) each of the Units and the Warrants have been duly authorized and, when executed and authenticated in accordance with the provisions of the Warrant Agreement and the Unit Agreement and delivered to and paid for in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

            (xiii) the execution and delivery by the Offerors and the performance by the Offerors of their respective obligations under this Agreement, the Operative Agreements and the Unit Securities will not contravene any provision of applicable federal, California or Delaware corporation law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Operative Agreements to which it is a party and the Securities issued by the Company;

            (xiv) the statements (A) in the Prospectus under the captions "Description of the Units", "Description of the Warrants", "Description of the Debentures", "Description of Preferred Securities", "Relationship Among Preferred Securities, the Debentures and the Guarantee", "Underwriters," "Description of Common Stock", "Description of Securities Warrants", "Description of Junior Subordinated Debt Securities", "Description of Trust Preferred Securities", "Common Securities", "Description of Guarantees", "Relationship Among Trust Preferred Securities, Corresponding Junior Subordinated Debentures and Guarantees," and "Plan of Distribution" (B) in the Registration Statement under Item 15, and (C) under the heading "- Legal Proceedings" and -

      "Certain Regulatory Matters" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information required with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

            (xv) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Trust or Company or any of its subsidiaries is a party or to which any of the properties of the Trust or Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

            (xvi) neither the Company nor the Trust is and, after giving effect to the offering and sale of the Trust Preferred Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

            (xvii) such counsel is of the opinion ascribed to it in the Prospectus Supplement under the caption "Material United States Federal Income Tax Consequences";

            (xviii) under current law, and assuming full compliance with the terms of the Trust Agreement and based upon the representations, facts and assumptions set forth in the Prospectus Supplement, for United States federal income tax purposes the Trust will be classified as a grantor trust and not as an association taxable as a corporation, each beneficial owner of Trust Preferred Securities will be treated as owning an undivided beneficial interest in the Junior Subordinated Debentures and stated interest on the Junior Subordinated Debentures generally (subject to the discussion in the Prospectus Supplement under the caption "Material United States Income Tax Consequences - The Preferred Securities - Interest Income and Original Issue Discount - Payments of Stated Interest,") will be included in gross income by a beneficial owner of Trust Preferred Securities at the time such interest income is paid or accrued in accordance with such owner's regular method of tax accounting;

            (xix) under current law, and assuming full compliance with the terms of the Indenture and Supplemental Indenture and based upon the representations, facts and assumptions set forth in the Prospectus Supplement, for United States federal income tax purposes, (a) the Junior Subordinated Debentures will constitute debt of the Company and (b) original issue discount on the Junior Subordinated Debentures will be deductible by the Company on an economic accrual basis in accordance with
      Section 163(e) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation Section 1.163-7, except to the extent precluded by
      Section 163(e)(5); and

            (xx) such counsel (A) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules other financial and statistical data included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) nothing has come to the attention of such counsel that would lead such counsel to believe that (except for financial statements and schedules other financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes a Form T-1 heretofore referred to) any part of the Registration Statement, when such part became effective, contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) nothing has come to the attention of such counsel that would lead such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The opinion covering matters in Section 5(c)(xvii), 5(c)(xviii) and 5(c)(xix) may be based upon representations of the Company described in such opinion.

                  (d) The Underwriters shall have received on the Closing Date an opinion of Gibson, Dunn & Crutcher LLP, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(iii), 5(c)(iv), 5(c)(iv) 5(c)(xi), 5(c)(xii) and 5(c)(xiv)(A) (but only as to the statements in the Prospectus under "Description of the Units", "Description of the Warrants", "Description of the Debentures", "Description of Preferred Securities", "Relationship Among Preferred Securities, the Debentures and the Guarantee", "Underwriters," "Description of Common Stock", "Description of Securities Warrants", "Description of Junior Subordinated Debt Securities", "Description of Trust Preferred Securities", "Common Securities", "Description of Guarantees", , "Relationship Among Trust Preferred Securities, Corresponding Junior Subordinated Debentures and Guarantees," and "Plan of Distribution") and clauses 5(c)(xx)(B), 5(c)(xx)(C) and 5(c)(xx)(D) above.

                  With respect to Section 5(c)(xx) above, Gibson, Dunn & Crutcher LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to clauses 5(c)(xx)(B), 5(c)(xx)(C) and 5(c)(xx)(D) above, Gibson, Dunn & Crutcher LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                  (e) The Underwriters shall have received on the Closing Date the opinion of Richards, Layton & Finger P.A., counsel to Wilmington Trust Company, as Property Trustee and Delaware Trustee under the Trust Agreement, dated the Closing Date, addressed to the Underwriters, to the effect that:

         (i) Wilmington Trust Company is duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware;

         (ii) Wilmington Trust Company has the power and authority to execute, deliver and perform its obligations under the Trust Agreement;

         (iii) the Trust Agreement has been duly authorized, executed and delivered by Wilmington Trust Company and constitutes a legal, valid and binding obligation of Wilmington Trust Company, enforceable against Wilmington Trust Company, in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

         (iv) the execution, delivery and performance by Wilmington Trust Company of the Trust Agreement do not conflict with or constitute a breach of the charter or by-laws of Wilmington Trust Company; and

         (v) no consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust Company is required for the execution, delivery or performance by Wilmington Trust Company of the Trust Agreement.

                  (f) The Underwriters shall have received on the Closing Date the opinion of Richards, Layton & Finger, P.A., as special Delaware counsel for the Offerors, dated the Closing Date, addressed to the Underwriters, to the effect that:

         (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made;

         (ii) under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus;

         (iii) the Trust Agreement constitutes a valid and binding obligation of the Company, the Property Trustee and each of the Administrative Trustees, and is enforceable against the Company, the Property Trustee and each of the Administrative Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

         (iv) under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement, and (ii) to issue, and to perform its obligations under, the Trust Preferred Securities and the Common Securities;

         (v) under the Trust Agreement and the Delaware Act, this Agreement has been duly executed and delivered by the Trust;

         (vi) the Trust has an authorized capitalization as set forth in the

         Prospectus;

         (vii) the Trust Agreement has been duly executed and delivered by the Administrative Trustees;

         (viii) under the Trust Agreement and the Delaware Act, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations under this Agreement, have been duly authorized by all necessary trust action on the part of the Trust;

         (ix) under the Delaware Act, the certificate attached to the Trust Agreement as Exhibit [E] is an appropriate form of certificate to evidence ownership of the Trust Preferred Securities. The Trust Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications hereinafter expressed in this paragraph (vi), fully paid and non-assessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The holders of the Trust Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the respective holders of the Trust Preferred Securities may be obligated, pursuant to the Trust Agreement, to make certain payments under the Trust Agreement;

         (x) under the Trust Agreement and the Delaware Act, the issuance of the Trust Preferred Securities and the Common Securities is not subject to preemptive or similar rights; and

         (xi) the issuance and sale by the Trust of the Trust Preferred Securities and the Common Securities, the purchase by the Trust of the Junior Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations under this Agreement do not violate (a) any of the provisions of the Certificate of Trust or the Trust Agreement, or (b) any applicable Delaware law or Delaware administrative regulation.

                  (g) The Underwriters shall have received on the Closing Date a bring-down letter, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, from Ernst & Young LLP, with respect to the matters set forth in the letter, dated November 8, 2001, from Ernst & Young LLP to the Company and the Manager.

                  The opinion of Mayer, Brown & Platt described in Section 5(c) and the opinions of Richards, Layton & Finger, P.A. described in Sections 5(e) and 5(f) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

         The several obligations of the Underwriters to purchase Additional Units hereunder are subject to the delivery to the Manager on the Option Closing Date of such documents as it may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Units and other matters related to the issuance of the Additional Units, including without limitation, confirmation as of the Additional Closing Date of the items specified in paragraphs (a) through (g) above.

            6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Offerors covenant with each Underwriter as follows:

                  (a) To furnish the Manager, without charge, ___ signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish the Manager in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Units, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

                  (c) If, during such period after the first date of the public offering of the Units as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Units may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request (provided that so long as the Units are listed on the New York Stock Exchange or other national securities exchange, such jurisdictions shall not include any jurisdictions in which the Blue Sky laws are preempted by U.S. federal law).

                  (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                  (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Offerors' counsel and the Offerors' accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Units to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Units under state law and all expenses in connection with the qualification of the Units for offer and sale under state law as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Units by the National Association of Securities Dealers, Inc., (vi) any fees charged by the rating agencies for the rating of the Units, (vii) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to listing the Units on the New York Stock Exchange, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (ix) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and Junior Subordinated Debentures; the fees and expenses of the Property Trustee and the Delaware Trustee, including the fees and disbursements of counsel for the Property Trustee and the Delaware Trustee in connection with the Trust Agreement and the Certificate of Trust; the fees and expenses of the Guarantee Trustee, including the fees and disbursements of counsel for the Guarantee Trustee in connection with the Guarantee and Guarantee Agreement; the fees and expenses of the Warrant Agent and the Unit Agent, including the fees and disbursements of counsel for such agents in connection with the Warrants, the Units, the Warrant Agreement and the Unit Agreement; and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, and any advertising expenses connected with any offers they may make.

                  (g) The Offerors will apply the net proceeds from the sale of the Junior Subordinated Debentures and the Units substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus.

                  (h) The Offerors will use their best efforts to maintain the listing of the Units on the New York Stock Exchange.

         7. Indemnity and Contribution. (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Offerors shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Offerors in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Units to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof..

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Offerors, the trustees, directors, its officers who sign the Registration Statement and each person, if any, who controls the Offerors within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Offerors to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Offerors in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, which may become due from the Trust under subsection (a).

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section 8(a) above, and by the Offerors, in the case of parties indemnified pursuant to
Section 8(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Units or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other hand in connection with the offering of the Units shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Units (before deducting expenses) received by the Offerors and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate Public Offering Price of the Units. The relative fault of the Offerors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Units they have purchased hereunder, and not joint.

                  (f) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Offerors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Offerors, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Units.

                  8. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Offerors shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Units on the terms and in the manner contemplated in the Prospectus.

                  9. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Units that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Units to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Units set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Units set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Units that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of Units without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Units and the aggregate amount of Units with respect to which such default occurs is more than one-tenth of the aggregate amount of Units to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Units are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                      Very truly yours,

                                      INDYMAC BANCORP, INC.



                                      By: /s/ ROGER H. MOLVAR
                                         ---------------------------------------
                                         Name:  Roger H. Molvar
                                         Title: Executive Vice President and
                                                Chief Administrative Officer

                                      INDYMAC CAPITAL TRUST I

                                      By: /s/ ROGER H. MOLVAR
                                         ---------------------------------------
                                         Name:  Roger H. Molvar
                                         Title: Administrative Trustee






Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC

Acting severally on behalf of themselves and the several Underwriters named in
 Schedule I hereto.

By: Morgan Stanley & Co. Incorporated

         By: /s/ TREVOR R. BURGESS
            ---------------------------------------
            Name:  Trevor R. Burgess
            Title: Vice President

                                   SCHEDULE I

Underwriter                                                                                     Number of Units
-----------                                                                                     ---------------
Morgan Stanley & Co. Incorporated.........................................................                2,450,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated........................................                  525,000

UBS Warburg LLC...........................................................................                  525,000

         Total............................................................................                3,500,000
                                                                                                          =========

                                  SCHEDULE II

                  ADDITIONAL PRINCIPAL TERMS OF WIRES OFFERING

Annual Preferred
  Security Distribution
  Rate:                                                  6.00%

Preferred Security
  Liquidation Amount:                                      $50

First Distribution
  Payment Date:                                       02/01/02

Distribution Payment
  Dates:                                   2/1, 5/1, 8/1, 11/1

Maturity Date:                                        11/14/31

First Call Date:                                      11/14/06

Call Protection:                             No Call - 5 years
                            Provisional Call - 25 years @ 120%

Effective Conversion
  Price:                                                $31.31

Conversion Premium
  (approx.):                                               27%

Conversion Ratio Per
  Warrant:                                              1.5972